SETTLEMENT agreement AND mutual RELEASE

This Settlement Agreement and Mutual Release (“Agreement”) by and among all of the Underwriters at Lloyd’s, London which subscribed to Policy No. B0146ERUSA1801075 each of which is identified as such on the signature pages hereof as parties hereto (“Underwriters”), Phunware, Inc., a Delaware corporation (“Phunware”), and each of the individuals identified on the signature pages hereof as parties hereto (the “Individuals”). The persons and entities which are signatories to this Agreement are referenced in this Agreement individually as a “Party” and collectively as the “Parties.”

PREAMBLE

WHEREAS, Underwriters issued Policy No. B0146ERUSA1801075 to Phunware for the policy period December 24, 2018 to December 24, 2019 which provided $5 million of primary coverage (the “Policy”);

WHEREAS, the submission concerns the notification of a pre-suit petition styled Wild Basin Investments LLC, et al. v. Phunware, Inc. f/k/a/ Stellar Acquisition III, Inc. et al. that was initially noticed to the Policy by email dated December 17, 2019 (the “Petition”), and which ultimately evolved into a lawsuit styled Gene Marshall Betts Revocable Trustee Dated 12/18/2001 et al. v. Phunware, Inc. f/k/a Stellar Acquisition III, Inc., et al. that was filed in the Court of Chancery of the State of Delaware, C.A. No. 2022-0168-NAC (the “Delaware Lawsuit”);

WHEREAS, Phunware tendered the Petition and the Delaware Lawsuit (collectively hereinafter referred to as the “Lawsuit”) for coverage under the Policy;

WHEREAS, Underwriters acknowledged receipt of and coverage for the Lawsuit under the Policy, subject to a reservation of rights, including (but not limited to) the right to recover certain fees and costs advanced on behalf of the individually-named director and officer defendants to the Lawsuit (the “Individual Defendants”) when, , Phunware failed to satisfy the applicable

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$2 million self-insured retention and ceased to advance or reimburse these Individual Defendants in part for legal fees incurred in connection with defending the Lawsuit;

WHEREAS, the Parties in the Lawsuit intend to partially settle the Lawsuit subject to terms to be agreed upon in the applicable settlement agreement (the “Lawsuit Settlement”);

WHEREAS, Phunware and the Individual Defendants, as insureds under the Policy, have requested, and Underwriters have agreed, to contribute $3 million toward the Lawsuit Settlement (the “Settlement Payment”) in exchange for a full and final claim and Policy release; and

WHEREAS, the Parties understand and appreciate that $1.5 million of the Policy has previously been eroded in conjunction with Underwriters’ contribution toward the settlement of the unrelated Uber matter.

NOW, THEREFORE, in consideration of the mutual promises and releases contained herein and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Parties agree as follows:

1.
settlement

1.1 Upon Underwriters’ receipt of all tax identification, payment information and contact information for an out-of-band authentication for the payment information necessary for the Underwriters to make the Settlement Payment, Underwriters shall pay $3 million to Phunware, in U.S. Dollars, in cash and in immediately available funds, within twenty (20) business days after the Effective Date. The Effective Date shall be the first business day after this Agreement has been fully executed by the Parties, that is, when counterparts to this Agreement, which taken together bear the signatures of the Parties, have been executed and delivered to counsel or representatives for the Parties, either by e-mail, overnight delivery service, or U.S. mail.

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2.
COMPROMISE
2.1
The Parties agree and acknowledge that this Agreement and the performance of the obligations herein are the result of a compromise and shall not be construed as an admission by any Party of any liability, coverage, wrongdoing, or responsibility on such Party’s part or on the part of such Party’s predecessors, successors, assigns, agents, parents, subsidiaries, affiliates, officers, directors, employees, or attorneys.
3.
MUTUAL RELEASES
3.1
Upon Underwriters’ delivery of payment of the Settlement Payment to Phunware, and in exchange for the other consideration set forth in this Agreement, and except for the rights and obligations created by this Agreement, Phunware and its predecessors, successors, parents, subsidiaries, affiliates, assigns, transferees, agents, representatives, attorneys, current and former directors and officers (including the Individual Defendants), members, managers, partners and employees, and any person acting on their behalf (collectively, the “Phunware Related Parties”) hereby absolutely, irrevocably, unconditionally and forever release and discharge Underwriters and their respective predecessors, successors, parents, subsidiaries, affiliates, assigns, transferees, agents, managing agents, reinsurers, representatives, attorneys, directors, officers, members, managers, partners, employees, and reinsurers (collectively, the “Underwriter Related Parties”) from any and all claims, potential claims, rights, damages, debts, liabilities, accounts, attorneys’ fees, reckonings, obligations, costs, expenses, pre- or post-judgment interest, liens, actions and causes of action of every kind and nature whatsoever, whether now known or unknown, which any of them respectively now has, owns or holds, or at any time heretofore had, owned or held, or could, shall or may hereafter have, own, or hold, directly or indirectly for, based upon, arising out of, or resulting from:
(a)
any claim for coverage for the Lawsuit under the Policy;

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(b)
any claim for coverage under the Policy relating to or arising from the same facts, circumstances, and/or allegations made in the Lawsuit;
(c)
the Policy; or
(d)
any claim for misrepresentations, fraud, indemnity, contribution, breach of contract, breach of duty, negligence, “bad faith,” violation of statute or regulation, unfair claims handling, or damages of any kind whatsoever arising out of or relating to the claim for coverage for the Lawsuit under the Policy.
3.2
Upon Underwriters’ delivery of payment of the Settlement Payment to Phunware, in exchange for the other consideration set forth in this Agreement, and except for the rights and obligations created by this Agreement, the Underwriter Related Parties hereby absolutely, irrevocably, unconditionally and forever release and discharge the Phunware Related Parties from any and all claims, potential claims, rights, damages, debts, liabilities, accounts, attorneys’ fees, reckonings, obligations, costs, expenses, pre- or post-judgment interest, liens, actions and causes of action of every kind and nature whatsoever, whether now known or unknown, which any of them respectively now has, owns or holds, or at any time heretofore had, owned or held, or could, shall or may hereafter have, own, or hold, directly or indirectly for, based upon, arising out of, or resulting from:
(a)
any claim for coverage for the Lawsuit under the Policy;
(b)
any claim for coverage under the Policy relating to or arising from the same facts, circumstances, and/or allegations made in the Lawsuit;
(c)
the Policy;

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(d)
any claim for misrepresentations, fraud, indemnity, contribution, breach of contract, breach of duty, negligence, “bad faith,” violation of statute or regulation, unfair claims handling, or damages of any kind whatsoever arising out of or relating to the claim for coverage for the Lawsuit under the Policy; or
(e)
any claim or other rights to subrogation, contribution, indemnification, reimbursement, recovery recoupment, or any other right to participate in any claim or remedy of Phunware, any Individual or any other person or entity has or may have against any other person or entity, including Phunware’s former or current attorneys, relating to the Lawsuit or any facts, allegations, claims or other matters arising from or relating to the Lawsuit or any other litigation, arbitration or other legal proceeding.
3.3
Each of the Parties acknowledges that (a) each and any Party may have sustained damages, losses, fees, costs or expenses that are presently unknown or unsuspected; (b) this Agreement has been negotiated and agreed upon in light of such possible damages, losses, fees, costs or expenses; and (c) the Underwriters shall have no obligation to any other Party, and the Parties shall have no obligation to the Underwriters, except as expressly set forth in this Agreement, for any such damages, losses, fees, costs or expenses. The Parties agree that, notwithstanding any statute or provision of the common law that provides that a general release does not extend to claims that a releasor does not know or suspect to exist at the time of executing the release, the releases provided for in this Agreement shall be deemed to constitute a full release in accordance with their respective terms.

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The foregoing waiver includes, without limitation, the waiver of all rights provided by California Civil Code section 1542, or by any other similar provision of federal, state or territorial law, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

The Parties knowingly, voluntarily and expressly waive, to the fullest extent permitted by law, any and all rights they may have under any statute or common law principle that would limit the effect of the foregoing releases based upon their knowledge at the time they execute this Agreement. The Parties understand the provisions of this paragraph and knowingly and voluntarily enter into this waiver with the intention of executing this Agreement to discharge each other from any and all present and future, foreseen and unforeseen, claims and causes of action as provided in Sections 3.1 and 3.2 of this Agreement. Each of the Parties acknowledges and agrees that this waiver is an essential and material term of this Agreement, and that, without such waiver, the Agreement would not have been entered into.

4.
REPRESENTATIONS AND WARRANTIES
4.1
Each Party represents and warrants to the other Parties that such Party has the power and authority to enter into and perform such Party’s obligations under this Agreement.
4.2
Each Party represents and warrants to the other Parties that such Party has not assigned, and will not assign, to any other person or entity any claims released by such Party pursuant to this Agreement.
4.3
Each of the Parties acknowledges and agrees that such Party has carefully read and fully understands all of the provisions of this Agreement. Each of the Parties acknowledges and

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agrees that such Party is entering into this Agreement knowingly and voluntarily and that this Agreement is a product of good faith negotiations between the Parties.
4.4
Each Party represents and warrants to the other Parties that (a) such Party is authorized to enter into and perform its obligations under this Agreement; (b) the execution, delivery and performance of this Agreement will not conflict with or result in any violation of or default under (i) any provision of any articles of incorporation, charter, by-laws or partnership agreement or other agreement of such Party or to which such Party is a party or (ii) any decree, statute, law, ordinance, rule or regulation applicable to such Party; (c) no further consent, approval, order, authorization or filing with any court, governmental authority or any other person or entity is required to be made or obtained by such Party in connection with the execution, delivery or performance by such Party of this Agreement which has not been made or obtained by such Party; (d) this Agreement has been duly executed and delivered by such Party; and (e) this Agreement constitutes the legal, valid and binding obligation of such Party, and is enforceable against such Party in accordance with its terms.
5.
ADDITIONAL TERMS AND PROVISIONS
5.1
Each Party understands, acknowledges and agrees that if any fact now believed to be true by such Party is found hereafter to be other than, or different from, that which is now believed, such Party expressly assumes the risk of such difference in fact and agrees that this Agreement shall and will remain effective notwithstanding any such difference in fact.
5.2
The Parties agree that this Agreement shall not be admissible in any other suit, action or other proceeding between or involving any of the Parties, except in a suit, action or proceeding to interpret or enforce this Agreement.

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5.3
Each Party agrees that such Party will not bring or commence any suit, action or other proceeding against any other Party for any claim, action, cause of action, right or obligation released in this Agreement.
5.4
All agreements and understandings between the Parties regarding the matters agreed to herein are embodied in and expressed in this Agreement, and any prior agreements or understandings relating to such matters are fully superseded by this Agreement. Each Party acknowledges that, except as expressly set forth herein, no representations of any kind or character have been made to such Party by the Underwriters to induce the execution of this Agreement.
5.5
In the event any of the provisions of this Agreement are deemed to be invalid and unenforceable, those provisions shall be severed from the remainder of this Agreement only if and to the extent agreed upon by the Parties in writing.
5.6
This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. Copies of all or part of this Agreement, including executed counterparts hereto, which are transmitted by facsimile or e-mail shall be presumed valid.
5.7
The Parties and their counsel each have contributed to the drafting of this Agreement. No provision of this Agreement shall be construed against any Party by reason of authorship.
5.8
This Agreement may not be amended or modified except in a writing signed by all Parties.

5.9 This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Texas.

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IN WITNESS WHEREOF, this Agreement has been executed by each Party hereto as of the date specified below.

Phunware, Inc.

_________________________________ DATE: October 24, 2024

By: Stephen Chen

Title: Chief Executive Officer

Alan Knitowski

_________________________________ DATE: _______________________

By:

Title:

Luan Dang

_________________________________ DATE: _______________________

By:

Title:

Randall Crowder

_________________________________ DATE: _______________________

By:

Title:

Matt Aune

_________________________________ DATE: _______________________

By:

Title:

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Prokopios Akis Tsirigakis

_________________________________ DATE: _______________________

By:

Title:

George Syllantavos

_________________________________ DATE: _______________________

By:

Title:

Lori Tauber Marcus

_________________________________ DATE: _______________________

By:

Title:

Kathy Tan Mayor

_________________________________ DATE: _______________________

By:

Title:

Keith Cowan

_________________________________ DATE: _______________________

By:

Title:

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Winston Damarillo

_________________________________ DATE: _______________________

By:

Title:

Chase Fraser

_________________________________ DATE: _______________________

By:

Title:

Eric Manlunas

_________________________________ DATE: _______________________

By:

Title:

John Kahan

_________________________________ DATE: _______________________

By:

Title:

Underwriter Subscribing to
Policy No. B0146ERUSA1801075 (Beazley)

________________________________ DATE: _______________________

By:

Title:

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Underwriter Subscribing to
Policy No. B0146ERUSA1801075 (Startpoint)

________________________________ DATE: _______________________

By:

Title:

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